                                                                   EXHIBIT 10.73

                        STOCK OPTION AGREEMENT AMENDMENT

                               Amendment Number 1

         This Amendment Number 1 to the Stock Option Agreement entered into between Hanover Direct, Inc., a Delaware corporation (the "Company"), and Thomas
C. Shull ("Shull"), which evidenced the grant to Shull by the Company of an option to purchase 2,700,000 shares of the Company's common stock as of December 5, 2000 (the "Option Agreement"), shall be effective as of September 1, 2002.

                              W I T N E S S E T H :

         WHEREAS, the Company and Shull entered into the Stock Option Agreement; and

         WHEREAS, the Company and Shull now desire to amend the Option Agreement in certain respects.

         NOW, THEREFORE, it is agreed by and between the parties hereto to the following amendments to the Option Agreement:

         1. The proviso at the end of Paragraph 3 of the Option Agreement is hereby amended to read in its entirety as follows::

                      "provided, further, that, notwithstanding anything to the contrary contained herein, this Option shall expire as to 100% of the number of Shares subject hereto on June 30, 2005."

         2. All references in the Option Agreement and in this Amendment Number 1 to the "Services Agreement" shall refer to the Employment Agreement between the Company and Shull, entered into as of September 1, 2002.

         3. Except as hereunder provided, the Option Agreement shall remain in full force and effect without further modification.

         IN WITNESS WHEREOF, the Company and Shull have executed this Amendment Number 1 as of September 1, 2002.

                                    HANOVER DIRECT, INC.

                                    By: /s/ Michael D. Contino
                                        -----------------------
                                        Name:  Michael D. Contino
                                        Title: EVP - C.O.O.

                                    /s/ Thomas C. Shull
                                    -------------------
                                    THOMAS C. SHULL